                                                                    EXHIBIT 99.1

NEWS RELEASE

     MARVELL TECHNOLOGY GROUP LTD. REPORTS FIRST QUARTER FISCAL 2002 RESULTS

Sunnyvale, CA. (May 17, 2001) - Marvell Technology Group Ltd. (NASDAQ: MRVL), a technology leader in the development of extreme broadband communications solutions, today reported financial results for its first fiscal quarter ended April 28, 2001.

Net sales for the first quarter of fiscal 2002 were $64.2 million, an increase of 117% over the $29.7 million reported for the comparable quarter in fiscal 2001. Pro forma net income for the quarter was $4.5 million, or $0.04 per share (diluted), compared with pro forma net income of $3.8 million, or $0.04 per share (diluted), for the comparable quarter in fiscal 2001. Shares used in computing pro forma earnings per share (diluted) for the first quarter of fiscal 2002 were 125.2 million, compared to 84.8 million shares for the first quarter of fiscal 2001. The financial results for the first quarter of fiscal 2002 reflect the acquisition of Galileo Technology Ltd. in January 2001, which was recorded as a purchase.

Marvell reports net income and diluted earnings per share on a pro forma basis, which excludes the effects of acquisition-related expenses and amortization of stock-based compensation. Net loss under generally accepted accounting principles, which includes these non-cash charges, was $105.0 million, or $0.93 per share (diluted), for the first quarter of fiscal 2002, compared with net income of $2.1 million, or $0.02 per share (diluted), for the comparable quarter of fiscal 2001.

"The first quarter presented very challenging economic conditions for Marvell," stated Dr. Sehat Sutardja, Marvell's President and CEO. "While our revenue growth from Q4 to Q1 was impacted by those economic conditions, we are pleased that our Q1 results met the updated financial forecast that we communicated on April 5, 2001. Entering Q2, we continue to remain cautious about near-term market conditions, but are encouraged by recent indications of stability returning to several segments of our communications and storage markets. Additionally, we continue to demonstrate our technology leadership in both our businesses, and believe that we are well-positioned to achieve substantial growth when demand in our markets improves."

Added Dr. Sutardja, "This quarter, Marvell continued to achieve several industry firsts with respect to technology and product advancements. In our communications business, we demonstrated the success of our acquisition of Galileo with the introduction of new products and end-to-end solutions, enabling OEMs to create the industry's highest density Fast and Gigabit Ethernet switch systems. Additionally, we introduced the industry's first router chips that enable telecom-quality voice and real-time video services over packet-based networks such as Ethernet local area networks and the Internet. In our storage business, we announced the highest performance mixed-signal system-on-chip solution available today, operating at an industry-leading clock rate of 750 MHz."

ABOUT MARVELL

Marvell, a technology leader in the development of extreme broadband communications solutions, comprises Marvell Technology Group Ltd. (MTGL) and its subsidiaries, Marvell Semiconductor Inc. (MSI), Marvell Asia Pte Ltd. (MAPL), Marvell Japan K.K. (MJKK), and Galileo Technology Ltd. (GTL). On behalf of MTGL, MSI designs, develops and markets integrated circuits utilizing proprietary Communications Mixed-Signal Processing (CMSP) and digital signal processing technologies for communications signal processing markets. MAPL is headquartered in Singapore and is responsible for Marvell's production and distribution operations. GTL develops high-performance communications internetworking and switching products for the broadband communications market. As used in this release, the terms "Company" and "Marvell" refer to the entire group of companies. The Company applies its technology to the extreme broadband communications market where its products are used in network access equipment to provide the interface between communications systems and data transmission media. MSI is headquartered at 645 Almanor Avenue, Sunnyvale, California, 94085; phone: (408) 222-2500, fax: (408) 328-0120.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF
1995:
This release may contain forward-looking statements based on our current expectations, estimates and projections about our products, our industry, our markets, management's beliefs, and certain assumptions made by us. Words such as "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates," "may," "will," "should," and variations of these words or similar expressions, are intended to identify forward-looking statements. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Therefore, market results may differ materially and adversely from those expressed in any forward-looking statements in this release.

Important risks, uncertainties and assumptions that may cause such a difference for Marvell in connection with our near term financial results, the rate at which stability returns to our market segments, our ability to achieve substantial growth when demand in our market improves, and the success of our recent product introductions include, but are not limited to, the timing, cost and successful completion of technology and product development through volume production; the timing, rescheduling and/or cancellation of significant customer orders; general economic conditions and specific conditions in the markets we address, including periodic downturns in the integrated circuit industry; the rate at which our present and future customers and end-users adopt our products; and the timing and results of customer-industry qualification and certification of our products.

For other factors that could cause the Marvell's results to vary from expectations, please see the section titled "Additional Factors That May Affect Future Results" in Marvell's annual report on Form 10-K for the year ended January 27, 2001.

We undertake no obligation to revise or update publicly any forward-looking statements for any reason.

                          MARVELL TECHNOLOGY GROUP LTD.
              PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                   (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                          THREE MONTHS ENDED
                                                        ------------------------
                                                        APRIL 28,       APRIL 29,
                                                          2001            2000
                                                        ---------       ---------
Net revenue                                             $ 64,230         $29,664
Cost of goods sold                                        29,365          13,180
                                                        --------         -------
Gross profit                                              34,865          16,484
Operating expenses:
  Research and development                                20,066           6,118
  Selling and marketing                                    9,545           4,084
  General and administrative                               2,985           1,504
                                                        --------         -------
          Total operating expenses                        32,596          11,706
                                                        --------         -------
Operating income                                           2,269           4,778
Interest and other income, net                             2,967             240
                                                        --------         -------
Income before income taxes                                 5,236           5,018
Provision for income taxes                                   785           1,254
                                                        --------         -------
Net income                                              $  4,451         $ 3,764
                                                        --------         -------

Net income per share:
  Basic net income per share                            $   0.04         $  0.08
                                                        --------         -------
  Diluted net income per share                          $   0.04         $  0.04
                                                        --------         -------

  Weighted average shares -- basic                       112,517          46,493
                                                        --------         -------
  Weighted average shares -- diluted                     125,156          84,796
                                                        --------         -------

NOTE:

The above pro forma statements of income are based upon our unaudited consolidated statements of income for the periods shown, with the adjustments described below.

The pro forma statement of income for the three months ended April 28, 2001 has been adjusted to eliminate $4.1 million of stock-based compensation expense and $104.5 million of goodwill and acquired intangible asset amortization expense and reflects a pro forma effective tax rate of 15%. The pro forma statement of income has also been adjusted to eliminate the $796,000 fair value adjustment to Galileo's inventory balance, which was recorded upon acquisition in January 2001 and which was included in cost of goods sold during the three months ended April 28, 2001 when the inventory was sold.

The pro forma statement of income for the three months ended April 29, 2000 has been adjusted to eliminate $2.3 million of stock-based compensation expense and reflects a pro forma effective tax rate of 25%.

The format presented above is not intended to be in accordance with generally accepted accounting principles.

                          MARVELL TECHNOLOGY GROUP LTD.
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                   (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                           THREE MONTHS ENDED
                                                        -------------------------
                                                        APRIL 28,       APRIL 29,
                                                           2001            2000
                                                        ---------       ---------
Net revenue                                             $  64,230        $29,664
Cost of goods sold                                         30,161         13,180
                                                        ---------        -------
Gross profit                                               34,069         16,484
Operating expenses:
  Research and development                                 20,066          6,118
  Selling and marketing                                     9,545          4,084
  General and administrative                                2,985          1,504
  Amortization of stock-based compensation                  4,113          2,261
  Amortization of goodwill and acquired
     intangible assets                                    104,508             --
                                                        ---------        -------
          Total operating expenses                        141,217         13,967
                                                        ---------        -------
Operating income (loss)                                  (107,148)         2,517
Interest and other income, net                              2,967            240
                                                        ---------        -------
Income (loss) before income taxes                        (104,181)         2,757
Provision for income taxes                                    785            689
                                                        ---------        -------
Net income (loss)                                       $(104,966)       $ 2,068
                                                        ---------        -------

Net income (loss) per share:
  Basic net income (loss) per share                     $   (0.93)       $  0.04
                                                        ---------        -------
  Diluted net income (loss) per share                   $   (0.93)       $  0.02
                                                        ---------        -------

  Weighted average shares -- basic                        112,517         46,493
                                                        ---------        -------
  Weighted average shares -- diluted                      112,517         84,796
                                                        ---------        -------

                          MARVELL TECHNOLOGY GROUP LTD.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                   (UNAUDITED)
                                 (IN THOUSANDS)

                                                         APRIL 28,       JANUARY 27,
                                                            2001             2001
                                                        -----------      -----------
ASSETS
Current assets:
  Cash and cash equivalents                             $   161,270      $   184,128
  Short-term investments                                     36,939           39,935
  Accounts receivable, net                                   38,191           37,543
  Inventory, net                                             24,256           30,924
  Prepaid expenses and other current assets                  12,829           11,479
                                                        -----------      -----------
         Total current assets                               273,485          304,009
Property and equipment, net                                  35,002           31,184
Goodwill and acquired intangible assets                   1,996,331        2,100,839
Other noncurrent assets                                      11,894           11,454
                                                        -----------      -----------
         Total assets                                   $ 2,316,712      $ 2,447,486
                                                        -----------      -----------

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                      $    22,495      $    24,818
  Accrued liabilities                                        16,673           17,323
  Accrued merger costs                                          444           29,530
  Income taxes payable                                       10,819            9,998
  Deferred revenue                                            6,933            6,516
  Capital lease obligations                                      22               37
                                                        -----------      -----------
         Total current liabilities                           57,386           88,222
  Long-term liabilities                                       2,564            2,598
                                                        -----------      -----------
         Total liabilities                                   59,950           90,820
                                                        -----------      -----------

Shareholders' equity:
  Common stock                                                  231              231
  Additional paid-in capital                              2,618,418        2,617,490
  Deferred stock-based compensation                         (24,000)         (28,113)
  Accumulated other comprehensive income                         40               19
  Retained earnings (deficit)                              (337,927)        (232,961)
                                                        -----------      -----------
         Total shareholders' equity                       2,256,762        2,356,666
                                                        -----------      -----------
         Total liabilities and shareholders' equity     $ 2,316,712      $ 2,447,486
                                                        -----------      -----------